                                                            Exhibit 10.05



                               MACROVISION CORPORATION


                            EXECUTIVE INCENTIVE PLAN (EIP)


                                       For 1996



                                   February 1, 1996









                                 COMPANY CONFIDENTIAL











                                          1

                                     CONFIDENTIAL

[** Confidential Treatment has been requested for certain portions of this document]

                            EXECUTIVE INCENTIVE PLAN (EIP)
                         FOR MACROVISION CORPORATE EXECUTIVES

                                   February 1, 1996

INTRODUCTION

The Macrovision Corporation Executive Incentive Plan ("EIP") has been established to provide incentive and reward for those key executives who, by virtue of their position, have a significant impact on the financial performance of the Company. It has been created with the belief that those executives who are directly responsible for managing a major profit & loss or cost center and who materially contribute to growth in earnings and shareholder value should be eligible to participate in a plan which provides for annual cash incentive awards based upon annual performance.

For each plan year, eligible participants will be involved in the determination of annual goals and objectives that will be used as a measurement of performance. At the end of the fiscal year, the President will review the accomplishments of all participants and make appropriate recommendations to the Compensation Committee based upon the Company's overall performance and the individual executive's attainment of his/her goals. The Compensation Committee will have the full authority to establish whether those recommended incentive awards will be approved and the full latitude to establish the final incentive award value, which may be zero in all cases.

The purpose of this policy is to establish incentive award guidelines. In determining the final incentive award, Company performance, individual accomplishment of goals and other considerations will be taken into account on an individual basis.

OVERVIEW

The fundamental philosophy behind the EIP is to reward participants relative to their individual contribution/performance toward the overall Macrovision team effort in achieving annual corporate performance goals - as defined in the annual Business Plan with respect to EBIT (earnings before interest and taxes), or Corporate Operating Income.

The President reviews and approves individual EIP departmental goals at the beginning of the Plan Year. These goals are weighted according to a pre-determined formula based on 50% financial, and 50% for specific strategic/tactical objectives. The President will assure that each executive's individual strategic/tactical objectives will represent a "stretch" to accomplish.

It should be noted that the Company has a variety of other Incentive Award programs that are designed to motivate ALL employees throughout the year. These other programs include Employee Profit Sharing, Performance Incentive Plan (PIP), Special Recognition Awards, Inventions Reward Plan and Time-To-Market Award.


                                          2

                                     CONFIDENTIAL

RECOGNITION OF EXTRAORDINARY INDIVIDUAL PERFORMANCE

In the normal administration of the EIP, it is possible that the corporate EBIT target will be achieved and that certain executives may exceed their financial and strategic/tactical goals, while others may fall short.

In order to justly reward those executives that have exceeded their goals, the EIP provides for individual payouts, or Individual Performance Ratings, in excess of 100% of the Unmodified Corporate Performance Incentive Award.


                                  1996 PARTICIPANTS


INDIVIDUAL                POSITION
----------                --------

Mark Belinsky             VP ACP Theatrical and ACP/PPV
Patrice Capitant          Direction Engineering
Brian Dunn                VP Cineguard
Greg Ellis                Director, Pay TV Components/Licensing
Whit Jackson              VP Transmissions Systems
Carl Jorgensen            VP Operations
Alistair Knox             UK/Europe, M.D.
William Krepick           President
Masao Kumei               Japan, KK, M.D.
Rich Matuszak             VP ACP Special Interest
Robert Netter, Jr.        VP/CFO
John Ryan                 Chairman

















                                          3

                                     CONFIDENTIAL

DEFINITIONS OF TERMS


A.  CORPORATE PERFORMANCE RATING

    The ratio in % of Actual EBIT to EBIT Plan.

    For 1996, the Business Plan EBIT is [**]. EBIT (Earnings Before Interest and Taxes) is also known as Operating Income.

B.  UNMODIFIED INCENTIVE AWARD

    The percentage of participant's gross annual salary for a given Corporate Performance Rating, which is independent of the participant's Individual Performance Rating.

C.  STATEMENT OF GOALS

    A written sent of objectives (see attached form), unique to each participant that establishes quantifiable objectives and measurements of performance. The goals are all tied directly to the Corporate Business Plan and specified objectives.

D.  INDIVIDUAL PERFORMANCE RATING

    Each participant has a Statement of Goals (pps. 10, 11) which establishes his or her objectives for the Plan Year. They include a combination of Financial, Strategic and Tactical goals. Each set of goals carries a weighting factor which allows for quantification of the Individual Performance Rating by the President. It is the responsibility of the participant to insure that appropriate documentation is maintained to support the measurement and accomplishment of each particular goal. Additional or substitute accomplishments may be recognized in the measurement of factual Individual Performance Ratings.


                                          4

                                     CONFIDENTIAL

[** Confidential Treatment has been requested for certain portions of this document]

                               DETERMINATION OF AWARDS


                        (See next page for 1996 rating chart)

1.  CALCULATE THE CORPORATE PERFORMANCE RATING

    Actual Operating Income (EBIT - earnings before interest and taxes) divided by Plan Operating Income, in %.

    Actual Operating Income is the final year-end Operating Income including reserves for EIP Awards.

    NOTE: Corporate Performance Rating must equal [**] of the Plan before there is any payout.

2.  CALCULATE THE UNMODIFIED INCENTIVE AWARD

    Example:  Assume Corporate Performance Rating of [**]
              The Unmodified Incentive Award would be [**]

3.  ESTABLISH THE INDIVIDUAL PERFORMANCE RATING

    From the Statement of Goals, the participant and President will determine the final Individual Performance Rating, based upon the attainment of the specified, Financial and Strategic/Tactical Goals.

    The Individual Performance Rating can be 0 to 200%, with 100% indicating the satisfactory completion of all goals. The Individual Performance Rating can exceed 100% in cases of exceptional performance.

    Example: Assume individual achieved 90% of financial goals, and 80% of strategic/tactical goals.
             The Individual Performance Rating would be [0.9x50%] + [0.8x50%] = 85%

4.  DETERMINATION OF FINAL INDIVIDUAL INCENTIVE AWARD

    Multiply the Unmodified Incentive Award by the Individual Performance Rating and the Gross Annual Year-end Salary to determine the Final Individual Incentive Award.

    Example: 85% x [**] = [**] EIP payout (as percentage of actual salary)



                                          5

                                     CONFIDENTIAL

[** Confidential Treatment has been requested for certain portions of this document]

                        PERFORMANCE RATING CHART TO DETERMINE
                              UNMODIFIED INCENTIVE AWARD




                                  CORPORATE
                  EBIT            PERFORMANCE       UNMODIFIED
                (ACTUAL)          RATING (%)     INCENTIVE AWARD %
                --------          ----------     -----------------
                $ [**]               [**]               [**]
                                      100                 20   1996 PLAN
                                     [**]               [**]











     NOTE: Interpolations apply for performance in between ratings listed above.


                                          6

                                     CONFIDENTIAL

[** Confidential Treatment has been requested for certain portions of this document]

                               IMPLEMENTATION PROCEDURE

                                    ADMINISTRATION


The Plan will be administered by the Compensation Committee which will have the right to interpret the Plan, confirm award decisions, and establish guidelines for determining individual awards and rules for the operation of the Plan.

This Plan sets forth management's intent and it is the exclusive domain of the Compensation Committee to interpret the Plan. All Compensation Committee decisions regarding the Plan and award determinations are final.

The President's and Chairman's incentive awards will be determined solely by the compensation committee, taking into account the overall Company performance relative to the established Business Plan, individual accomplishments and any special considerations.

                                     ELIGIBILITY

    The Chairman, President, executives who report directly to the President, and key business line executives who have profit & loss responsibility are eligible to participate in the Plan. Final approval of eligible executives is made by the Board Chairman upon recommendation by the President prior to the beginning of the Plan's fiscal year. EIP participants are NOT eligible to participate in the Employee Profit Sharing Plan, Special Recognition Awards program, or Employee Performance Incentive Plan. Participation in the Plan does not imply employment for any specified period of time, nor does it constitute a contract of employment, nor does it guarantee any amount of award.

                                    PRORATE AWARDS

    Participants with less than 4 months service in an Executive Manager position are ineligible for an Incentive Award. Awards to participants in Executive Management Incentive positions for more than 4 months, but less than 1 year, will be pro-rated to the nearest month.

                                       DURATION

       The Compensation Committee shall review this Plan annually and make any amendments or revisions thereto which it deems appropriate or desirable under the circumstances, and the Plan shall remain in effect until amended or terminated by the Compensation Committee.





                                          7


                                     CONFIDENTIAL

                                       PAYMENT

Incentive Award payments will be made no later than March 31st of the following year, allowing the Company adequate time to formally analyze its financial results according to the regulations and procedures of a public company.

Awards will be calculated using the participant's actual, earned gross annual salary of the Plan Year. To receive an award if one is granted, the participant must remain an employee of the Company through the payment date. Failure to do so will result in forfeiture of the award.



































                                          8


                                     CONFIDENTIAL

                               MACROVISION CORPORATION

                               EXECUTIVE INCENTIVE PLAN











                             Form For Statement of Goals
                                 For Each Participant

                                   1996 Fiscal Year


















                                          9


                                     CONFIDENTIAL

                               EXECUTIVE INCENTIVE PLAN

                                  STATEMENT OF GOALS

                                    FOR YEAR 1996


Name:  __________________________     Supervisor:__________________________

Title: __________________________     Signed:______________________________

Signed:__________________________     Date:________________________________

Date:  __________________________

The following is a statement of financial, strategic and tactical objectives for 1996 that will serve as a basis for overall performance evaluation and determination of year-end executive incentive awards. Goals will be quantified as to amount, date and measurement basis and will be weighted as follows: financial 50%; strategic/tactical 50%.

CORPORATE GOAL:    Achieve Earnings Before Interest and Taxes of [**]

A.  FINANCIAL (50%)

    1.     _________________________________________________________________

    Actual:____________________________________

    2.     _________________________________________________________________

    Actual:____________________________________

B.  STRATEGIC/TACTICAL (50%)

    1.     _________________________________________________________________

    Result:____________________________________

    2.     _________________________________________________________________

    Result:____________________________________

    3.     _________________________________________________________________

    Result:____________________________________

                                          10

                                     CONFIDENTIAL

[** Confidential Treatment has been requested for certain portions of this document]

    4.     _________________________________________________________________

    Result:____________________________________

    5.     _________________________________________________________________

    Result:____________________________________

    6.     _________________________________________________________________

    Result:____________________________________

    7.     _________________________________________________________________

    Result:____________________________________

    8.     _________________________________________________________________

    Result:____________________________________


Additional/substitute goals accomplished during year:

____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


____________________________________________________________________________


                                         11


                                     CONFIDENTIAL